                                                                   Exhibit 10.12

                               WAIVER AND CONSENT

          WAIVER AND CONSENT, dated as of June 13, 2007, to the Term Loan Agreement, dated as of July 24, 2006 (the "Loan Agreement"), by and among THE TALBOTS, INC., a corporation duly organized and validly existing under the laws of the State of Delaware (the "Borrower"), the lenders from time to time party thereto (each a "Lender" and collectively, the "Lenders") and MIZUHO CORPORATE BANK, LTD., a corporation organized and existing under the laws of Japan ("Mizuho"), as arranger and administrative agent for the Lenders (in such capacities, the "Agent").

          The Borrower has advised the Agent and the Lenders that the Borrower has failed to satisfy the Leverage Ratio covenant set forth in Section 4.2(a) of the Loan Agreement for the first quarter of 2007, and hereby requests that the Agent and the Required Lenders waive such default. The Agent and the Required Lenders have agreed to waive such default, subject to the terms and conditions set forth herein.

          NOW, THEREFORE, in consideration of the premises and agreements herein, the Borrower, the Agent and the Lenders hereby agree as follows:

          1. All terms used herein which are defined in the Loan Agreement and not otherwise defined herein are used herein as defined therein.

          2. Pursuant to the request of the Borrower and in accordance with
Section 9.7 of the Loan Agreement, the Agent and the Required Lenders hereby consent to, and waive any Event of Default that would otherwise arise under
Section 6.1(c) of the Loan Agreement by reason of, the failure of the Borrower to comply with the Leverage Ratio covenant set forth in Section 4.2(a) of the Credit Agreement for the first fiscal quarter of 2007; provided, however, that this Waiver and Consent is based on the representation and warranty of the Borrower that the Leverage Ratio as of the last day of the Borrower's first fiscal quarter of 2007 did not exceed 2.57 to 1.

          3. Except as otherwise expressly provided herein, the Borrower hereby confirms and agrees that (a) each Loan Document to which it is a party is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, and (b) this Waiver and Consent shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders under the Loan Agreement or any other Loan Document, nor constitute a waiver of any provision of the Loan Agreement or any other Loan Document. This Waiver and Consent (i) shall become effective as of the date set forth above when signed by the Required Lenders, (ii) shall be effective only in this specific instance and for the specific purposes set forth herein, and (iii) does not allow for any other or further departure from the terms and conditions of the Loan Agreement or any other Loan Document, which terms and conditions shall continue in full force and effect.

          4. This Waiver and Consent (i) shall be governed by, and construed in accordance with, the law of the State of New York, (ii) shall be binding upon the parties and their respective successors and assigns, (iii) may be signed in multiple counterparts, including by telecopy, each of which shall be deemed an original and all of which together shall constitute one and the same instrument, and (iv) may be amended or otherwise modified only in a writing signed by the Required Lenders. If this Waiver and Consent becomes the subject of a dispute, each of the parties hereto hereby waives trial by jury.

          IN WITNESS WHEREOF, the Borrower, the Agent and the Required Lenders have caused this Waiver and Consent to be executed as of the date first above written.

THE TALBOTS, INC.                       MIZUHO CORPORATE BANK, LTD.,
                                        As Agent and as a Lender


By: /s/ Edward L. Larsen                By: /s/ Keiji Takada
    ---------------------------------       ------------------------------------
    Name:  Edward L. Larsen                 Name:  Keiji Takada
    Title: Senior Vice President,           Title: Deputy General Manager
           Finance, Chief Financial
           Officer and Treasurer

Signed in: Hingham, MA                  Signed in:
           --------------------------              -----------------------------
                                        Principal amount of Term Loan held:
                                        $110,500,000.00

                                        SUMITOMO MITSUI BANKING CORPORATION


                                        By: /s/ Masahiko Ohara
                                            ------------------------------------
                                            Name:  Masahiko Ohara
                                            Title: Joint General Manager

                                        Signed in: New York
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $76,500,000.00


                                        THE NORINCHUKIN BANK


                                        By: /s/ Masanori Shoji
                                            ------------------------------------
                                            Name:  Masanori Shoji
                                            Title: General Manager

                                        Signed in: New York
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $25,500,00.00


                                        THE BANK OF TOKYO-MITSUBISHI UFJ, LTD.


                                        By: /s/ Ryoichi Shinke
                                            ------------------------------------
                                            Name:  Ryoichi Shinke
                                            Title: SVP & Manager

                                        Signed in:
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $25,500,000.00

                                        JPMORGAN CHASE BANK, N.A.


                                        By: /s/ James A. Knight
                                            ------------------------------------
                                            Name:  James A. Knight
                                            Title: Vice President

                                        Signed in: New York
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $17,000,000.00


                                        SHINSEI BANK LIMITED


                                        By:  /s/
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Signed in:
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $10,200,000.00


                                        MITSUBISHI UFJ TRUST AND BANKING
                                        CORPORATION


                                        By: /s/ Tatsuhisa Teshima
                                            ------------------------------------
                                            Name: Tatsuhisa Teshima
                                            Title: Deputy General Manager

                                        Signed in: New York
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $10,200,000.00

                                        THE CHUO MITSUI TRUST AND BANKING
                                        COMPANY, LIMITED


                                        BY: /s/
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Signed in: Tokyo
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $10,200,000.00


                                        THE SHIZUOKA BANK, LTD.


                                        BY: /s/ Masahiko Nagakura
                                            ------------------------------------
                                            Name: Masahiko Nagakura
                                            Title: General Manager of Los
                                                   Angeles Branch
                                        Signed in: Los Angeles, U.S.A.
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $10,200,000.00


                                        THE CHIBA BANK LIMITED


                                        BY: /s/ Morio Tsumita
                                            ------------------------------------
                                            Name:  Morio Tsumita
                                            Title: General Manager

                                        Signed in: New York, USA
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $10,200,000.00

                                        BANK OF AMERICA, N.A.


                                        By: /s/ Thomas J. Kane
                                            ------------------------------------
                                            Name:  Thomas J. Kane
                                            Title: Senior Vice President

                                        Signed in:
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $8,500,000.00


                                        SHINKIN CENTRAL BANK


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Signed in:
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $7,650,000.00


                                        THE HACHIJUNI BANK, LTD.


                                        By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Signed in: Tokyo
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $5,100,000.00

                                        THE HIROSHIMA BANK, LTD.


                                        By:
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Signed in:
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $5,100,000.00


                                        THE BANK OF YOKOHAMA, LTD.


                                        By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Signed in: Tokyo
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $4,250,000.00


                                        THE BANK OF IWATE, LTD.


                                        By: /s/
                                            ------------------------------------
                                            Name:
                                            Title:

                                        Signed in:
                                                   -----------------------------
                                        Principal amount of Term Loan held:
                                        $3,400,000.00